EXHIBIT 99.5

ISDA®
CREDIT SUPPORT ANNEX
to the Schedule to the
ISDA Master Agreement
dated as of  June 11, 2007 between
MERRILL LYNCH CAPITAL SERVICES, INC.,
a corporation organized and existing
under the laws of the State of  Delaware (hereinafter referred to as “Party A” or “Pledgor”),
and
MERRILL AUTO TRUST SECURITIZATION 2007-1, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as “Party B” or “Secured Party”)

Paragraph 13.  Elections and Variables

(a)	Security Interest for "Obligations". The term "Obligations" as used in this Annex includes the following additional obligations:

With respect to Party A:       None.

With respect to Party B:        None.

(b)	Credit Support Obligations.

(i)	Delivery Amount, Return Amount and Credit Support Amount.

(A)	"Delivery Amount" has the meaning specified in Paragraph 3(a); provided that

(i)	the words “upon a demand made by the Pledgor on or promptly following a Valuation Date” shall be replaced with the words “not later than the close of business on each Valuation Date”;

(ii)	the second sentence of Paragraph 3(a) is deleted in its entirety and replaced with the following:

The "Delivery Amount" applicable to the Pledgor for any Valuation Date will equal the greater of:

(1)
the amount by which the Moody’s Credit Support Amount exceeds the Value (determined using the applicable Moody’s Valuation Percentage) as of that Valuation Date of all Posted Credit Support held by the Secured Party;

(2)
the amount by which the S&P Credit Support Amount exceeds the S&P Value (determined using the applicable Valuation Percentage) as of that Valuation Date of all Posted Credit Support held by the Secured Party; and

(3)
the amount by which the Fitch Credit Support Amount exceeds the Value (determined using the applicable Valuation Percentage) as of that Valuation Date of all Posted Credit Support held by the Secured Party.

(B)	"Return Amount" has the meaning specified in Paragraph 3(b); provided that the second sentence of Paragraph 3(a) is deleted in its entirety and replaced with the following:

The "Return Amount" applicable to the Secured Party for any Valuation Date will equal the lesser of:

(1)
the amount by which the Value (determined using the applicable Moody’s Valuation Percentage) as of that Valuation Date of all Posted Credit Support held by the Secured Party exceeds the Moody’s Credit Support Amount;

(2)
the amount by which the S&P Value (determined using the applicable Valuation Percentage) as of that Valuation Date of all Posted Credit Support held by the Secured Party exceeds the S&P Credit Support Amount; and

(3)
the amount by which the Value (determined using the applicable Valuation Percentage) as of that Valuation Date of all Posted Credit Support held by the Secured Party exceeds the Fitch Credit Support Amount.

(C)	"Fitch Credit Support Amount" means:

(w)	if a Collateralization Event has not occurred with respect to Fitch, “Fitch Credit Support Amount” shall mean zero (0);

(x)
if a Collateralization Event has occurred with respect to Fitch, but the Ratings Event specified in Paragraph 13(b)(i)(C)(y) has not occurred, “Fitch Credit Support Amount” shall mean an amount in USD equal to the Secured Party’s Exposure; and

(y)
if a Ratings Event with respect to Fitch has occurred and been continuing for 30 or  more Local Business Days as a result of a rating downgrade by Fitch, “Fitch Credit Support Amount” shall mean an amount in USD equal to Secured Party’s Exposure.

(D)	"S&P Credit Support Amount" means:

(w)	if a Collateralization Event has not occurred with respect to S&P, “S&P Credit Support Amount” shall mean zero (0);

(x)
if (I) the Ratings Event specified in Paragraph 13(b)(i)(D)(y) has not occurred, and a Collateralization Event has occurred with respect to S&P (a) and 10 or more Local Business Days have elapsed or (b) since this Annex was executed, or (II) a Ratings Event with respect to S&P has occurred but less than 10 Local Business Days have elapsed since the occurrence, the “S&P Credit Support Amount” shall mean an amount in USD equal to the Secured Party’s Exposure; and

(y)
if a Ratings Event with respect to S&P has occurred and been containing for 10 or  more Local Business Days as a result of a rating downgrade by S&P, “S&P Credit Support Amount” shall mean an amount in USD equal to the product of (x) Secured Party’s Exposure and (y) 125%.

                      (E)           “Moody’s Credit Support Amount” means, for any Valuation Date:

(w)
if (A) the Moody’s Second Level Valuation Percentage does not apply and (B) less than 30 Local Business Days have elapsed since the last time the Moody’s Second Level Valuation Percentage did not apply, the greater of (x) zero and (y) the sum of the Secured Party’s Exposure and the aggregate of the Moody’s First Trigger Additional Amounts for each Transaction in respect of such Valuation Date; and

(x)
if (A) the Moody’s Second Level Valuation Percentage applies and (B) at least 30 Local Business Days have elapsed since the last time the Moody’s Second Level Valuation Percentage did not apply, the greater of (x) zero, (y) the aggregate amount of the Next Payments (each determined based on the rates prevailing on such Valuation Date) for all Next Payment Dates, and (z) the sum of the Secured Party’s Exposure and the aggregate of the Moody’s Second Trigger Additional Amounts for each Transaction in respect of such Valuation Date.

“Moody’s First Trigger Additional Amount” means, for any Valuation Date and any Transaction, the lesser of (i) the product of the Moody’s First Trigger Single Currency DV01 Multiplier and the Transaction Single Currency DV01 and (ii) the product of the Moody’s First Trigger Single Currency Notional Amount Multiplier and the Notional Amount of such Transaction for the Calculation Period which includes such Valuation Date.

“Moody’s First Trigger Single Currency DV01 Multiplier” means 15.

“Moody’s First Trigger Single Currency Notional Amount Multiplier” means, for any Valuation Date and any Transaction, the amount set forth opposite the Weighted Average Life of such Transaction.  Numbers of years set forth beneath “Weighted Average Life of Transaction” below shall be interpreted as being from but excluding the lower number to and including the higher number.

Weighted Average Life of Transaction (in years)	Multiplier
1 or less	0.0015
1-2	0.0030
2-3	0.0040
3-4	0.0060
4-5	0.0070
5-6	0.0080
6-7	0.0100
7-8	0.0110
8-9	0.0120
9-10	0.0130
10-11	0.0140
11-12	0.0150
12-13	0.0160
13-14	0.0170
14-15	0.0180
15-16	0.0190
16 and above	0.0200

“Moody’s Second Trigger Additional Amount” means, for any Valuation Date and any Transaction,:

(i)
in respect of any Transaction that is an Optionality Hedge, the lesser of (A) the product of the Moody’s Second Trigger Single Currency DV01 Multiplier (Optionality) and the Transaction Single Currency DV01 for such Transaction and (B) the product of the Moody’s Second Trigger Single Currency DV01 Multiplier (Optionality) and the Notional Amount of such Transaction for the Calculation Period which includes such Valuation Date; and

(ii)
in respect of any Transaction that is not an Optionality Hedge, the lesser of (A) the product of the Moody’s Second Trigger Single Currency DV01 Multiplier and the Transaction Single Currency DV01 for such Transaction and (B) the product of the Moody’s Second Trigger Single Currency DV01 Multiplier and the Notional Amount of such Transaction for the Calculation Period which includes such Valuation Date.

“Moody’s Second Trigger Single Currency DV01 Multiplier” means 50.

“Moody’s Second Trigger Single Currency DV01 Multiplier (Optionality)” means 65.

“Moody’s Second Trigger Single Currency Notional Amount Multiplier” means, for any Valuation Date and any Transaction, the amount set forth opposite the Weighted Average Life of such Transaction.  Numbers of years set forth beneath “Weighted Average Life of Transaction” below shall be interpreted as being from but excluding the lower number to and including the higher number.

Weighted Average Life of Transaction (in years)	Multiplier
1 or less	0.0050
1-2	0.0100
2-3	0.0150
3-4	0.0190
4-5	0.0240
5-6	0.0280
6-7	0.0320
7-8	0.0360
8-9	0.0400
9-10	0.0440
10-11	0.0470
11-12	0.0500
12-13	0.0540
13-14	0.0570
14-15	0.0600
15-16	0.0630
16-17	0.0660
17-18	0.0690
18-19	0.0720
19-20	0.0750
20-21	0.0780
21 and above	0.0800

“Moody’s Second Trigger Single Currency Notional Amount Multiplier (Optionality)” means, for any Valuation Date and any Transaction, the amount set forth opposite the Weighted Average Life of such Transaction.  Numbers of years set forth beneath “Weighted Average Life of Transaction” below shall be interpreted as being from but excluding the lower number to and including the higher number.

Weighted Average Life of Transaction (in years)	Multiplier
1 or less	0.0065
1-2	0.0130
2-3	0.0190
3-4	0.0250
4-5	0.0310
5-6	0.0360
6-7	0.0420
7-8	0.0470
8-9	0.0520
9-10	0.0570
10-11	0.0610
11-12	0.0650
12-13	0.0700
13-14	0.0740
14-15	0.0780
15-16	0.0820
16-17	0.0860
17-18	0.0900
18-19	0.0940
19-20	0.0970
20 and above	0.1000

“Next Payment” means, in respect of each Next Payment Date, the greater of (i) the USD amount of any payments due to be made by Party A under Section 2(a) of the Agreement on such Next Payment Date minus the USD amount of any payments due to be made by Party B under Section 2(a) of the Agreement on such Next Payment Date and (ii) zero.

“Next Payment Date” means each date on which the next scheduled payment under any Transaction is due to be paid.

“Optionality Hedge” means any Transaction that is a cap, floor, swaption or Transaction-Specific Hedge.

“S&P Value” means for any Valuation Date or other date for which Value is calculated and subject to Paragraph 5 in the case of a dispute, with respect to:

(i)           Eligible Collateral or Posted Collateral that is:

(A) Cash, the amount thereof multiplied by the applicable Valuation Percentage; and

(B) a security, the bid price obtained by the Valuation Agent multiplied by the applicableValuation Percentage, if any;

(ii)           Posted Collateral that consists of items that are not specified as Eligible Collateral, zero; and

(iii)           Other Eligible Support and Other Posted Support, as specified in Paragraph 13(j).

“Transaction Single Currency DV01” means, with respect to a Transaction and any date of determination, the  estimated change in the mid-market value with respect to such Transaction that would result from a one basis point change in the relevant swap curve on such date, as determined by the Valuation Agent in good faith and in a commercially reasonable manner in accordance with the relevant methodology customarily used by the Valuation Agent.

“Transaction-Specific Hedge” means any Transaction in respect of which the Notional Amount for each Calculation Period is “balance guaranteed” or otherwise not an amount that is fixed at the inception of the Transaction.

“Weighted Average Life” means, in respect of any Transaction, the weighted average life of such Transaction, as determined by the Valuation Agent in its commercially reasonable discretion.

(ii)	Eligible Collateral. The following items will qualify as "Eligible Collateral" for Party A:

		Fitch First Level Valuation Percentage	Fitch Second Level Valuation Percentage	Moody’s First Level Valuation Percentage	Moody’s Second Level Valuation Percentage

(A)	USD Cash	100%	80%	100%	100%
(B)	Treasury Bills	98%	78%	100%	100%
(C)	2-Year Treasury Notes	98%	78%	100%	99%
(D)	3-Year Treasury Notes	98%	78%	100%	98%
(E)	5-Year Treasury Notes	92%	74%	100%	97%
(F)	7-Year Treasury Notes	92%	74%	100%	96%
(G)	10-Year Treasury Notes	92%	74%	100%	94%

		S&P First Level Valuation Percentage	S&P Second Level Valuation Percentage

(A)	USD Cash	100%	80%
(B)	Treasury Bills	98%	78%
(C)	2-Year Treasury Notes	98%	78%
(D)	3-Year Treasury Notes	98%	78%
(E)	5-Year Treasury Notes	98%	78%
(F)	7-Year Treasury Notes	92%	74%
(G)	10-Year Treasury Notes	92%	74%

“Moody’s Valuation Percentage” means, with respect to any item of Eligible Collateral, the Moody’s First Level Valuation Percentage or the Moody’s Second Level Valuation Percentage, as the case may be, for that item of Eligible Collateral.

“Stripped Treasury Security” means a Treasury Bill, Treasury Note or Treasury Bond that (i) is a non-interest bearing security, (ii) was originally an interest-bearing security from which coupons representing the right to the payment of interest have been removed, or (iii) is an interest-bearing security from which the right to the payment of principal has been removed.

“Treasury Bills” means negotiable debt obligations issued by the U.S. Treasury Department (other than a Stripped Treasury Security) having a remaining maturity of not more than one year.

“Valuation Percentage” means, (i) if any Collateralization Event has occurred with respect to a Fitch rating, the Fitch First Level Collateralization Percentage; (ii) if any Ratings Event has occurred with respect to a Fitch rating, the Fitch Second Level Collateralization Percentage; (iii) if any Collateralization Event has occurred with respect to an S&P rating, the S&P First Level Collateralization Percentage; (iv) if any Ratings Event has occurred with respect to a S&P rating, the S&P Second Level Collateralization Percentage; (v) if any Collateralization Event has occurred with respect to a Moody’s rating, the Moody’s First Level Collateralization Percentage; and (vi) if any Ratings Event has occurred with respect to a Moody’s rating, the Moody’s Second Level Collateralization Percentage.

“2-Year Treasury Notes” means negotiable debt obligations issued by the U.S. Treasury Department (other than a Stripped Treasury Security) having a remaining maturity of more than one year but not more than two years.

“3-Year Treasury Notes” means negotiable debt obligations issued by the U.S. Treasury Department (other than a Stripped Treasury Security) having a remaining maturity of more than two years but not more than three years.

“5-Year Treasury Notes” means negotiable debt obligations issued by the U.S. Treasury Department (other than a Stripped Treasury Security) having a remaining maturity of more than three years but not more than five years.

“7-Year Treasury Notes” means negotiable debt obligations issued by the U.S. Treasury Department (other than a Stripped Treasury Security) having a remaining maturity of more than five years but not more than seven years.

“10-Year Treasury Notes” means negotiable debt obligations issued by the U.S. Treasury Department (other than a Stripped Treasury Security) having a remaining maturity of more than seven years but not more than ten years.

Certificated securities shall not constitute “Eligible Collateral”.

(iii)	Other Eligible Support. None.

(iv)	Thresholds.

(A)	"Independent Amount" means: Not Applicable.

(B)
"Threshold" means with respect to Party A: (1) if a Collateralization Event or a Ratings Event is continuing, zero and (2) otherwise, infinity.  Notwithstanding Paragraphs 3 and 4, Party A shall have no obligation to Transfer the Delivery Amount to Party B prior to the later of (x) the 10th Local Business Day following the first occurrence of Collateralization Event or a Ratings Event and (y) the 30th day following the first occurrence of a Collateralization Event or a Ratings Event if the Rating Condition is satisfied.

"Threshold" means with respect to Party B: Not Applicable.

(C)	"Minimum Transfer Amount" means with respect to Party A and Party B: $50,000.

(D)	Rounding. The Delivery Amount and the Return Amount will be rounded up and down, respectively, to the nearest integral multiple of $10,000.

(c)	Valuation and Timing

(i)	"Valuation Agent” means Party A.

(ii)	"Valuation Date" means each Local Business Day.

(iii)
"Valuation Time" means the close of business in the city of the Valuation Agent on the Local Business Day before the Valuation Date or date of calculation, as applicable, provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

(iv)	"Notification Time" means 10:00 a.m., New York time, on a Local Business Day.

(d)	Conditions Precedent and Secured Party's Rights and Remedies. No event shall constitute a “Specified Condition.”

(e)	Substitution.

(i)	“Substitution Date” has the meaning specified in Paragraph 4(d)(ii).

(ii)	Consent. The Pledgor may substitute Eligible Credit Support pursuant to Paragraph 4(d) without consent from the Secured Party.

(f)	Dispute Resolution.

(i)	"Resolution Time" means 1:00 p.m., New York time, on the first Local Business Day following the date on which the notice of the dispute is given under Paragraph 5.

(ii)	Value. For the purpose of Paragraph 5(i)(C) and 5(ii), on any date, the Value of Eligible Collateral and Posted Collateral will be calculated as follows:

(A)	with respect to any USD Cash; the amount thereof; and

(B)
with respect to any Eligible Collateral comprising securities, the sum of (i) (x) the arithmetic mean of the closing bid prices quoted on the relevant date of three nationally recognized principal market makers (which may include an affiliate of Party A) for such security chosen by the Valuation Agent multiplied by the applicable Valuation Percentage or (y) if no quotations are available from such principal market makers on the relevant date, the arithmetic mean of the closing bid prices on the next preceding date multiplied by the applicable Valuation Percentage plus (ii) the accrued interest on such security (except to the extent Transferred to a party pursuant to any applicable provision of this Agreement or included in the applicable price referred to in sub clause (i) of this clause) as of such date.

(iii)	Alternative. The provisions of Paragraph 5 will apply.

(g)	Holding and Using Posted Collateral.

(i)
Eligibility to Hold Posted Collateral; Custodians.  Party B shall be entitled to hold Posted Collateral pursuant to Paragraph 6(b) only through the Trustee (as defined in the Indenture) so long as Party B (or any Custodian) is a financial institution located in the United States having total assets of at least $250,000,000 and (i) a short term unsecured and unsubordinated debt or counterparty rating of “Prime-1” from Moody’s and (ii) a short-term unsecured and unsubordinated debt rating from S&P of “A-1” or, if such entity does not have a short-term unsecured and unsubordinated debt rating from S&P, a long-term unsecured and unsubordinated debt rating from S&P of “A+”.

In the event that Party A (or any Custodian) no longer satisfies the credit ratings of S&P set forth in clause (ii) above, Party B shall cause any Posted Collateral to be moved to another financial institution satisfying such credit ratings in clause (ii) above within 60 calendar days.

(ii)	Use of Posted Collateral. The provisions of Paragraph 6(c) will not apply to Party B.

(h)	Distribution and Interest Amount.

(i)	Interest Rate. The "Interest Rate" will be the rate per annum equal to the overnight Federal Funds Rate as reported in Federal Reserve Publication H.15-519.

(ii)
Transfer of Interest Amount.  The Transfer of Interest Amount will be made on the last Local Business Day of each calendar month, and on any Local Business Day that Posted Collateral in the form of Cash is Transferred to the Pledgor pursuant to Paragraph 3(b); provided, however, that the obligation of Party B to Transfer any Interest Amount to Party A shall be limited to the extent that Party B has earned and received such funds and such funds are available to Party B.

(iii)
Alternative to Interest Amount.  The provisions of Paragraph 6(d)(ii) will apply, provided that Party B shall not be obliged to transfer any Interest Amount unless and until it has earned and received such Interest Amount.

(i)	Additional Representation(s). Not Applicable.

(j)	Other Eligible Support and Other Posted Support.

(i)	"Value" with respect to Other Eligible Support and Other Posted Support means: Not Applicable

(ii)	"Transfer" with respect to Other Eligible Support and Other Posted Support means: Not Applicable

(k)	Demands and Notices. All demands, specifications and notices under this Annex will be made pursuant to the Notices Section of this Agreement.

(l)	Addresses for Transfers.

        Party A:        To be notified to Party B by Party A at the time of the request for the Transfer.

        Party B:         To be notified to Party A by Party B at the time of the request for the Transfer.

(m)	Other Provisions

(i)	Additional Definitions.

As used in this Annex:

“Local Business Day” means: (i) any day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in New York, and (ii) in relation to a Transfer of Eligible Collateral, a day on which the clearance system agreed between the parties for the delivery of Eligible Collateral is open for acceptance and execution of settlement instructions (or in the case of a Transfer of Cash or other Eligible Collateral for which delivery is contemplated by other means, a day on which commercial banks are open for business (including dealings for foreign exchange and foreign currency deposits) in New York and such other places as the parties shall agree).

(ii)	Holding Collateral

Paragraph 6(a) is hereby amended by adding the following sentence to the end thereof:

“The Secured Party shall segregate and separately account on its books and records the Posted Collateral (including for the sake of clarity, any cash proceeds of or distribution on such Posted Collateral) held by it from all other assets it may hold.  Segregation may be accomplished by appropriate identification on the books and records of the Secured Party.”

(iii)	Posted Collateral

The definition of Posted Collateral shall also include any and all accounts in which Cash Collateral is held.

(iv)	Security and Performance

Eligible Collateral Transferred to the Secured Party constitutes security and performance assurance without which the Secured Party would not otherwise enter into and continue any and all Transactions.

(v)	Agreement as to Single Secured Party and Pledgor

Party A and Party B agree that, notwithstanding anything to the contrary in the recital to this Annex, Paragraph 1(b), Paragraph 2 or the definitions in Paragraph 12, (a) the term “Secured Party” as used in this Annex means only Party B, (b) the term “Pledgor” as used in this Annex means only Party A, and (c) only Party A makes the pledge and grant in Paragraph 2, the acknowledgement in the final sentence of Paragraph 8(a) and the representations in Paragraph 9.

(vi)
Expenses.  Notwithstanding anything to the contrary in Paragraph 10, the Pledgor will be responsible for, and will reimburse the Secured Party for, all transfer and other taxes and other costs involved in any Transfer of Eligible Collateral.

Confirmed as of the date first written above.

MERRILL LYNCH CAPITAL SERVICES, INC.

By: /s/ Michele G. Kershaw

Title: Authorized Signatory

Date:

MERRILL AUTO TRUST SECURITIZATION 2007-1

By:           U.S. BANK TRUST NATIONAL ASSOCIATION,
not in its individual capacity but solely as Owner Trustee

By: /s/ Diane L. Reynolds

Title: Vice President

Date: